SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 6, 2003


                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of February 1, 2003, providing for the issuance of
                           Asset-Backed Certificates,
                                 Series 2003-1)
                    _________________________________________
             (Exact name of registrant as specified in its charter)


              Delaware             333-90550                 33-0917586
  (State or Other Jurisdiction    (Commission             (I.R.S. Employer
          of Incorporation)       File Number)        Identification Number)

       1100 Town & Country Road
                Suite 1600
         Orange, California                                 92868
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (714) 541-5378

Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

     On February 6, 2003, a single series of certificates, entitled Long Beach Mortgage Loan Trust 2003-1, Asset-Backed Certificates, Series 2003-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Long Beach Securities Corp. as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer ("Long Beach"), the Federal National Mortgage Association ("Fannie Mae") as guarantor with respect to the Class A-1 Certificates and the Class S-1 Certificates (the "Fannie Mae Certificates") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The
Certificates  consist of fourteen  classes of  certificates  (collectively,  the
"Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class S-1 Certificates", "Class S-2 Certificates", "Class M-1
Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates", "Class R-CX Certificates", "Class R-PX Certificates" and "Class R-M4X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of first lien and second lien, fully amortizing, adjustable-rate and fixed-rate residential mortgage loans (the "Mortgage Pool") having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate scheduled principal balance of $2,000,000,169.33 as of February 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated January 30, 2003, (the "Purchase Agreement") between Long Beach and the Depositor. On February 6, 2003 Fannie Mae exchanged Fannie Mae Guaranteed Grantor Trust Pass-Through Certificates, Fannie Mae Grantor Trust 2003-T2 (the "Guaranteed Certificates") with the Depositor for the Fannie Mae Certificates pursuant to the commitment letter dated January 13, 2003 among Fannie Mae, the Depositor, Long Beach and Deutsche Bank Securities Inc. The Depositor, Long
Beach,  Deutsche  Bank  Securities  Inc.  and Lehman  Brothers  Inc.  (together,
Deutsche Bank Securities Inc. and Lehman Brothers Inc. are the "Co-Representatives"), as Co-Representatives of themselves, Banc One Capital Markets, Inc., Credit Suisse First Boston LLC, Greenwich Capital Markets, Inc., Morgan Stanley & Co. Incorporated, UBS Warburg LLC and WaMu Capital Corp. have entered into an Underwriting Agreement dated as of January 28, 2003 for the purchase of the Class A-2 Certificates, Class S-2 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and the Guaranteed Certificates.

     The Certificates have the following initial Certificate Balances and Pass-Through Rates:




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


                                     Initial Certificate
                                     Principal Balance or
               Class                   Notional Amount                    Pass-Through Rate
               -----                 --------------------                 -----------------
                A-1                  $1,044,000,000.00                        Variable
                S-1                        Notional                             4.25%
                A-2                    $644,000,000.00                        Variable
                S-2                        Notional                             4.25%
                M-1                     $52,000,000.00                        Variable
                M-2                    $101,000,000.00                        Variable
                M-3                     $80,000,000.00                        Variable
                M-4                     $40,000,000.00                        Variable
                 C                     ~$39,000,069.33                        Variable
                 P                             $100.00                           N/A
                 R                             100.00%                           N/A
               R-CX                            100.00%                           N/A
               R-PX                            100.00%                           N/A
               R-M4X                           100.00%                           N/A


     The Class A-2 Certificates, Class S-2 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated July 30, 2002, and the Prospectus Supplement, dated January 30, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, the Class R Certificates, the Class R-CX Certificates, the Class R-PX Certificates and the Class R-M4X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement. The Guaranteed Certificates and the Mortgage Loans are more particularly described in the Prospectus prepared by Fannie Mae dated January 30, 2003.


Item 7.           Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


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

Exhibit No.     Description
-----------    -----------------------------------------------------------------
4.1            Pooling and Servicing Agreement, dated as of February 1, 2003, by and among Long Beach  Securities  Corp. as Depositor,  Long Beach
               Mortgage  Company  as  Master  Servicer,   the  Federal  National
               Mortgage  Association  as Guarantor with respect to the Class A-1
               Certificates  and the Class S-1  Certificates  and Deutsche  Bank
               National Trust Company as Trustee,  relating to the Series 2003-1
               Certificates.












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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   February 20, 2003

                                              LONG BEACH SECURITIES CORP.


                                              By:      /s/ Jeffery A Sorensen
                                              Name:    Jeffery A Sorensen
                                              Title:   Vice President











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

                                                          Index to Exhibits

                                                                                               Sequentially
         Exhibit No.                        Description                                        Numbered Page


             4.1               Pooling and Servicing Agreement, dated as of                         7
                               February 1, 2003, by and among Long Beach
                               Securities Corp. as Depositor, Long Beach Mortgage
                               Company as Master Servicer, the Federal National
                               Mortgage Association as Guarantor with respect to
                               the Class A-1 Certificates and the Class S-1
                               Certificates and Deutsche Bank National Trust
                               Company as Trustee, relating to the Series 2003-1
                               Certificates.













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